Number ______

INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA SEP 23 1994

Shares _____

                                  ZAPWORLD.COM

                     _______ SHARES PAR VALUE $1,000.00 EACH
                           SERIES A-1 PREFERRED STOCK

                                              See reverse for Certain Conditions

This is to Certify that __[SPECIMEN]___ is the owner of ______________________ FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A-1 PREFERRED STOCK OF ZAPWORLD.COM transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated
      ---------------------------



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      [Signed by:]  Secretary                             President


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT  -  _______________ (Cust) Custodian _____________ (Minor)
                      under Uniform Gifts to Minors Act ___________ (State)

Additional abbreviations may also be used though not in the above list

For value received ______________ hereby sell, assign and transfer unto ____________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

___________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------------------
In presence of
               --------------------------------


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.